UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On May 13, 2021, Novanta Inc. (the “Company”) held its Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the shareholders of the Company approved the Amended and Restated Novanta Inc. 2010 Incentive Award Plan, as amended (the “Plan”). Among the changes contained in the Plan are the following:

•	An increase in the number of common shares reserved for issuance under the Plan from 4,398,613 shares to 6,148,613 shares, subject to certain adjustments;
•	The extension of the term of the Plan through May 13, 2031;
•

Streamlining of the performance-based compensation provisions in the Plan in a manner that is intended to appropriately address changes made to Section 162(m) of the Internal Revenue Code of 1986, as amended, under the U.S. tax reform law that went into effect in 2017; and

•	Certain provisions intended to reflect good corporate governance practices and provide for continuing flexibility to grant awards to eligible participants.

The Plan is filed herewith as Exhibit 10.1. The above description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference. The Plan is also further described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2021, as supplemented by Supplement No. 1 filed on April 20, 2021.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information regarding the Meeting described in Item 5.02 is incorporated herein by reference. At the Meeting, the shareholders of the Company approved an amendment to the Company’s Articles and confirmed the Company’s Amended and Restated By-Law Number 1 (the “Amended and Restated By-laws”).

The amendment to the Company’s Articles authorizes the Board of Directors to designate and issue one or more future series of preferred shares, up to an aggregate of 7,000,000 total preferred shares, and authorizes the Board of Directors to fix the rights, preferences and designations, as it deems necessary or advisable, relating to the preferred shares, provided that no shares of any series may be entitled to more than one vote per share.

At the Meeting, the Company’s shareholders confirmed the Company’s Amended and Restated By-laws. Among the changes contained in the Amended and Restated By-laws are the following:

•	Updated the name of the Company from GSI Lumonics Inc. to Novanta Inc;
•	Added provisions to permit notices and other Company documents to be delivered electronically;
•	Added provisions to permit shareholders, directors, officers or any other person to sign Company documents using an electronic signature;
•

Added provisions to permit any meeting required under the Business Corporations Act of New Brunswick, the Amended and Restated By-laws, or any other law applicable to the Company, to be held as a virtual meeting or a hybrid meeting;

•

Amended a provision to permit meetings of directors or committees of directors to be convened as virtual meetings or hybrid meetings, including any participation through electronic means where all persons participating can hear each other;

•	Removed references to “unanimous shareholder agreement” throughout the Amended and Restated By-laws;
•

Enumerated additional potential officers that may be appointed by the Board, including a chief financial officer and a chief accounting officer, and enumerated the duties and powers of the chief financial officer;

•	Removed a requirement that voting at a meeting of shareholders be conducted by a show of hands;
•	Amended a provision to allow the Company’s listed securities to be eligible to be recorded and maintained on the books of its transfer agent without the issuance of a physical stock certificate;
•	Removed a provision requiring the payment of cash dividends by check; and
•	Other immaterial or non-substantive administrative or clarifying changes.

The amendment to the Articles and the Amended and Restated By-laws are filed herewith as Exhibits 3.1 and 3.2, respectively. The above descriptions of the amendment to the Articles and the Amended and Restated By-laws do not purport to be complete and are qualified in their entirety by reference to the full text of the amendment to the Articles and the Amended and Restated By-laws, respectively, which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The information regarding the Meeting described in Item 5.02 is incorporated herein by reference. A total of 33,637,262 common shares were present or represented by proxy at the Meeting, representing approximately 95.06 percent of the Company’s common shares outstanding as of March 31, 2021, the record date for the Meeting. The following are the voting results on the proposals considered and voted upon at the Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 6, 2021, as supplemented by Supplement No. 1 and Supplement No. 2 filed on April 20, 2021 and April 26, 2021, respectively.

Item 1 — Election of Directors.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Lonny J. Carpenter	31,603,138	222,745	1,811,379
Deborah DiSanzo	31,057,122	768,761	1,811,379
Matthijs Glastra	31,035,353	790,530	1,811,379
Brian D. King	31,636,258	189,625	1,811,379
Ira J. Lamel	31,520,352	305,531	1,811,379
Maxine L. Mauricio	31,798,464	27,419	1,811,379
Katherine A. Owen	31,790,480	35,403	1,811,379
Thomas N. Secor	31,319,601	506,282	1,811,379
Frank A. Wilson	31,786,396	39,487	1,811,379

Item 2 — Advisory Vote on the Company’s Executive Compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,657,734	153,366	14,783	1,811,379

Item 3 — Approval of the Amended and Restated Novanta Inc. 2010 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,178,979	631,292	15,612	1,811,379

Item 4 — Appointment of Independent Registered Public Accounting Firm.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
33,382,385	241,703	13,174	-

Item 5 — Confirmation of the Company’s Amended and Restated By-Law Number 1.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,794,915	7,532	23,436	1,811,379

Item 6 — Amendment to the Company’s Articles to Authorize Blank Check Preferred Shares.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,478,895	3,336,401	10,587	1,811,379

Based on the foregoing votes, each of the nine nominees for director was elected and Items 2, 3, 4, 5 and 6 were approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1*	Articles of Amendment of the Registrant

3.2	Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to our Annual Report on Form 10-K filed on March 1,2021)

10.1*	Amended and Restated Novanta Inc. 2010 Incentive Award Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: May 14, 2021	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer